UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 19, 2014 (September 18, 2014)

Ener-Core, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9400 Toledo Way Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’stelephone number, including area code	949-616-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

On September 18, 2014, the registrant entered into the following agreements (collectively the “Transaction Documents”):

●	Securities Purchase Agreement by and among the registrant and certain accredited investors listed therein (the “Investors”);

●	Registration Rights Agreement by and among the registrant and the Investors; and

●	Waiver and Amendment Agreement by and among the registrant and the April 2014 warrant holders listed on the signature pages thereto (the “Holders”).

A copy of each of the Transaction Documents is included and filed as Exhibits 10.1, 10.2, and 4.1 respectively to this current report on Form 8-K.  The following is a brief description of the terms and conditions of each such agreement and instrument, and the transactions contemplated thereunder that are material to the registrant, which description is qualified in its entirety by the agreements and instruments attached as exhibits and incorporated herein by reference.

The Securities Purchase Agreement

Pursuant to the Securities Purchase Agreement, the registrant agreed to sell and issue to the Investors an aggregate 26,666,667 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.15 per share and for an aggregate purchase price of $4 million.

The Securities Purchase Agreement includes customary representations and warranties by each party thereto.  In addition, the registrant agreed:

●	To use proceeds from the sales of the Shares for general working capital;

●	To reimburse the lead investor for costs and expenses relating to the transactions contemplated under the Securities Purchase Agreement, but in no event will the fees of lead investor’s counsel reimbursed by the Company for this transaction exceed $25,000 without the Company’s prior approval; and

●

Without the prior written approval of the holders of at least a majority of the Shares issued (which shall include the lead investor so long as the lead investor and/or any of its affiliates hold, in the aggregate, at least 1,000,000 shares of the Company’s Common Stock), the Company agreed not to, directly or indirectly (i) cause any resale registration statement or any amendment or supplement thereto to be declared effective by the Securities and Exchange Commission (the “SEC”), or (ii) grant any registration rights to any person or entity that requires the Company to cause any resale registration statement to be declared effective by the SEC prior to the time that all of the securities that are registrable under the Registration Rights Agreement may be re-sold pursuant to an effective Registration Statement, other than pursuant to the Registration Rights Agreement.

The Closing is expected to occur on or about September 23, 2014. Chardan Capital Markets, LLC is acting as placement agent in connection with the Closing.

The Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the registrant agreed to file a registration statement with the SEC to register the Shares issued pursuant to the terms of the Securities Purchase Agreement (the “Registrable Securities”).

The registrant agrees to file the registration statement covering the Registrable Securities within 30 days of a request for registration by holders of a majority of the Registrable Securities and to have such registration statement declared effective within 90 days of its filing (or 120 days if the registration statement is subject to a full review by the SEC).  The registrant must maintain the effectiveness of the registration statement until the earlier of (a) the date as of which the Investors may sell all of their Registrable Securities covered by such registration statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) or (ii) the date on which the Investors shall have sold all of their Registrable Securities covered by such registration statement.

If the registration statement is not timely filed or declared effective, the registrant will be subject to liquidated damages of 2% of the Investors’ aggregate purchase price on the date of the Company’s failure to comply with certain of its registration requirements and monthly thereafter until such failure is cured, up to 10%, and pro-rated for partial periods.

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The Waiver and Amendment Agreement

Pursuant to the Waiver and Amendment Agreement, the Holders, all of whom hold warrants issued by the registrant (the “Warrants”) pursuant to that certain Securities Purchase Agreement dated as of April 15, 2014 entered into by and among the registrant and the Holders (the “April 2014 SPA”), agreed to: (a) waive their anti-dilution rights as set forth in the Warrants with respect to the issuances to the Investors and placement agents in this transaction; and (b) waive their participation rights as set forth in the Warrants as they relate only to this subsequent private placement transaction, including, without limitation, their right to notices solely with respect to issuances for this transaction. In addition, the registrant and the Holders agreed to amend the Warrants in order to: (a) reduce the exercise price per share of the Warrants to $0.50 per share, subject to adjustment as provided therein; and (b) provided that such Holder limits its sales in the Company’s Common Stock during the 10 Day Period (as defined below) to not more than 20% of the total number of shares of the Company’s Common Stock issuable to the Holder upon exercise of its Warrant (without regard to any limitation or restriction on the exercise thereof), provide for an exercise price reset for the Warrants on March 24, 2015 (the “Adjustment Date”), whereby the exercise price then in effect shall be adjusted to equal the lower of (i) the then effective exercise price of the Warrants, and (ii) seventy percent (70%) of the arithmetic average of the weighted average prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the Adjustment Date (the "10- Day Period"), with such price rounded to the nearest $0.01 per share.

Item 8.01	Other Events.

On September 19, 2014, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.  The information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
4.1	Waiver and Amendment Agreement dated September 18, 2014

10.1	Securities Purchase Agreement dated September 18, 2014

10.2	Registration Rights Agreement dated September 18, 2014

99.1	Press release dated September 19, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENER-CORE, INC.
Date:	September 19, 2014	(Registrant)

		By:	/s/ Domonic Carney
Domonic Carney
Chief Financial Officer

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